UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 25, 2002 (Date of earliest event reported)

MAGNETEK, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-10233 (Commission File Number)	95-3917584 (IRS Employer Identification No.)

10900 Wilshire Boulevard, Suite 850
Los Angeles, California 90024
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (310) 208-1980

ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

ITEM 5. OTHER EVENTS.

         See Press Release dated July 25, 2002 entitled “Magnetek Previews Fiscal 2002 Results”, attached as Exhibit 99.1 to this Current Report regarding Magnetek Inc.’s preview of its anticipated financial results for its fiscal year ended June 30, 2002.

         Also see background explanation regarding certain issues related to Magnetek Inc.’s defined-benefit pension plan, attached as Exhibit 99.2 to this Current Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT
NUMBER	DESCRIPTION

99.1	Magnetek, Inc. Press Release dated July 25, 2002 entitled “Magnetek Previews Fiscal 2002 Results”

99.2	Magnetek, Inc. Defined-Benefit Pension Plan Background Information.

SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNETEK, INC. (Registrant)

/s/ David Reiland David Reiland Vice President & Chief Financial Officer

Date: July 25, 2002

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Magnetek, Inc. Press Release dated July 25, 2002 entitled “Magnetek Previews Fiscal 2002 Results”

99.2	Magnetek, Inc. Defined-Benefit Pension Plan Background Information.